UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

MGM Resorts International

(Exact name of registrant as specified in its charter)

Delaware	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (Par Value $0.01)	MGM	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 18, 2019, MGM Resorts International (the “Company”) issued a press release announcing the commencement of cash tender offers (the “Tender Offers”) to purchase up to $750,000,000 in aggregate principal amount (the “Aggregate Maximum Tender Amount”) of its outstanding 5.750% Senior Notes due 2025 (the “5.750% Notes”), 5.500% Senior Notes due 2027 (the “5.500% Notes”) and 4.625% Senior Notes due 2026 (the “4.625% Notes” and, collectively with the 5.750% Notes and the 5.500% Notes, the “Notes”). In addition, the Company will only accept for purchase (i) 5.750% Notes having an aggregate principal amount of up to $325,000,000, (ii) 5.500% Notes having an aggregate principal amount of up to $325,000,000 and (iii) 4.625% Notes having an aggregate principal amount of up to $100,000,000 (each a “Tender Cap” and, collectively, the “Tender Caps”). The Company may increase the Aggregate Maximum Tender Amount or the Tender Caps at any time in its sole discretion. The acceptance of Notes purchased in the Tender Offers will be based on the priority levels set forth in the Offer to Purchase, dated February 18, 2020 (the “Offer to Purchase”).

The terms and conditions of the Tender Offers are described in the Offer to Purchase. The Company intends to fund the Tender Offers with the net cash proceeds from its contribution of MGM Grand Las Vegas to the newly formed joint venture between MGM Growth Properties Operating Partnership LP and BCORE Windmill Parent LLC, which was formed in connection with a transaction that closed on February 14, 2020, and, if necessary, any other sources of available funds, which may include cash on hand or borrowings under the Company’s revolving credit facility.

A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Neither this report nor the exhibit hereto is a recommendation to buy or sell any of the Company’s securities and shall not constitute an offer to purchase or the solicitation of an offer to sell any securities of the Company. The Tender Offers are being made exclusively pursuant to the Offer to Purchase.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release of the Registrant dated February 18, 2020, announcing the commencement of the Tender Offers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2020

MGM Resorts International

	By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Chief Corporate Counsel & Assistant Secretary

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